SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              CREATIVE VISTAS, INC.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              CREATIVE VISTAS, INC.
                       4909 EAST McDOWELL ROAD, SUITE 100
                           PHOENIX, ARIZONA 85008-4293
                                 (602) 225-0504

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                              CREATIVE VISTAS, INC.

                         Dated as of September 16, 2004

To the Shareholders of Creative Vistas, Inc.:

     Pursuant to the provisions of the Arizona Revised Statutes, the undersigned, being the Secretary of Creative Vistas, Inc., an Arizona corporation (the "Company"), provides that notice is hereby given that a special meeting of the shareholders of the Company (the "Meeting") will be held at 4909 East McDowell Road, Phoenix, Arizona 85008-4293 on September 27, 2004, at 9:00 a.m., Mountain Standard Time (MST).

     The purpose of this meeting is to consider, discuss, vote and act upon a proposal to amend the Articles of Incorporation of the Company to eliminate shareholders' preemptive rights (the "Proposal"). The Board of Directors of the Company believes that the Proposal is in the best interest of the Company's shareholders and recommends its adoption.

     If approved by a majority of the shareholders, it is expected that an amendment to the Articles of Incorporation will be filed with the Arizona Corporation Commission as soon as practical following the Meeting and will become effective upon such filing. Certain officers, directors and affiliates of the Company cumulatively own in excess of 99% of the shares of the Company's common stock and have agreed to vote all of their shares of common stock in favor of the Proposal.

     The address of the Company's principal executive office is 4909 East McDowell Road, Suite 100, Phoenix, Arizona 85008-4293.

     You are cordially invited to attend the Meeting in person. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. You may revoke your proxy at any time before it is voted at the Meeting by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. If you do attend the Meeting and decide to vote in person, you may revoke your proxy and do so.

     Shareholders who comply with Chapter 13 of the Arizona Business Corporation Act (the "ABCA") will have the right to dissent from the removal of preemptive rights to shareholders and to obtain payment of the fair value of their shares. A copy of Chapter 13 of the ABCA is attached as Appendix C to the accompanying Proxy Statement. Please see the Section entitled "Dissenters' Rights" in the attached Proxy Statement for a discussion of the procedures to be followed in asserting these dissenters' rights.

     If there are any questions or further information is required with respect to the Proxy Statement that accompanies this Notice, please contact Mary A. Nance, Treasurer, at 4909 East McDowell Road, Suite 100, Phoenix, Arizona 85008-4293, 602-225-0504. By order of the Board of Directors,


                                 By: /s/ Ronald E. Warnicke
                                    -------------------------------------
                                    Ronald E. Warnicke, Secretary

                              CREATIVE VISTAS, INC.

                       4909 EAST McDOWELL ROAD, SUITE 100
                           PHOENIX, ARIZONA 85008-4293
                                 (602) 225-0504

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with a Special Meeting of Shareholders called by the Board of Directors (the "Board") of Creative Vistas, Inc., an Arizona corporation (the "Company"), to be held at 4909 East McDowell Road, Suite 100, Phoenix, Arizona 85008-4293, and at any and all postponements, continuations or adjournments thereof (collectively, the "Meeting"). A copy of the Notice of Special Meeting of Shareholders accompanies this Proxy Statement. This Proxy Statement and the accompanying form of Proxy Card attached hereto as Appendix A are being first mailed or given to the shareholders of the Company on or about September 16, 2004. Shareholders of record at the close of business on August 31, 2004 who are present at the Meeting, either in person or by proxy, will be eligible to vote.

     On August 30, 2004, the Board approved an amendment to the Company's Articles of Incorporation ("Articles") to eliminate shareholders' preemptive rights (the "Amendment"). A copy of the Amendment is attached to this Proxy Statement as Appendix B. There are currently outstanding 10,000,000 shares of common stock of the Company. In order to approve the Amendment, a majority of the outstanding shares of common stock must vote in favor of the Amendment. The majority owners of the Company's common stock have agreed to vote all of their shares in favor of the Amendment.

      The Company will bear all of the costs of the preparation and dissemination of this Proxy Statement. No consideration has been or will be paid to any officer, director, or employee of the Company in connection with the proposed Amendment.

     Shares represented by valid proxies will be voted at the Meeting in accordance with the instructions noted thereon, but in the absence of such instructions, will be voted in favor of the Amendment. Such proxies will also be voted at any adjournments of the Meeting.

     The enclosed proxy may be revoked at any time prior to the voting thereof by giving notice of the revocation in writing to the Secretary of the Company, by filing with the Secretary another proxy duly executed and bearing a later date, or by giving notice of the proxy revocation at the meeting.

                              PURPOSE OF AMENDMENT

     "Preemptive rights" typically provide that, except under certain circumstances, the existing shareholders of a corporation have the preemptive right to acquire, on uniform terms and conditions, proportional amounts of the corporation's unissued shares if the corporation decides to issue additional shares of capital stock. Pursuant to Arizona law, shareholders of a corporation do not have preemptive rights unless the articles of incorporation provide otherwise. Under the existing provisions of the Articles, holders of the Company's common stock possess preemptive rights to purchase additional shares of common stock from the Company on a pro rata basis in the event the Board determines to issue additional common stock. The preemptive rights of the shareholders are subject to certain limitations under Arizona law.

     The Board believes that it is in the Company's best interest to eliminate the shareholders' preemptive rights. Because publicly-held corporations like the Company normally attempt to raise capital from various sources from time to time, the existence of preemptive rights creates an additional, time-consuming burden for corporations attempting to secure capital. In addition, the existence of preemptive rights may be a significant impediment to other proposed stock issuances, such as issuances in connection with certain business combinations and acquisitions. Therefore, few publicly-held corporations provide preemptive rights to their shareholders.

        The Company has been advised that shareholders' preemptive rights were inadvertently not eliminated from the Articles prior to the Company's filing of a registration statement with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, on May 10, 2000. Although the Company has no definitive plans to issue additional common stock at this time, the Board believes that the existence of preemptive rights could be a substantial impediment to issuing additional common stock in the future, if and when the Company attempts to do so. In addition, the Board believes that the existence of preemptive rights could be a substantial impediment to negotiating and consummating a business combination with another entity. Therefore, the purpose of the Amendment is to facilitate both the Company's ability to raise capital through the issuance of additional common stock and the Company's ability to consummate a business combination or similar transaction with another entity in the future.

                               DISSENTERS' RIGHTS

     Holders of the Company's common stock have the right to dissent from the Amendment abolishing preemptive rights and obtain in cash the fair value of their shares of the Company's common stock.

     In order to prefect dissenters' rights with respect to the Amendment, a shareholder must:

     - deliver to the Company before the vote is taken written notice of such shareholder's intent to demand payment for the shareholder's shares of common stock if the Amendment is approved; and

     - not vote such shareholder's shares of common stock in favor of the Amendment.

     A vote AGAINST the Amendment, by itself, is insufficient to satisfy a shareholder's requirement to give the Company notice under Chapter 13 of the Arizona Business Corporation Act (the "ABCA"). A shareholder is not required to vote AGAINST the Amendment, but is required to not vote the shareholder's shares in favor of the Amendment. Failure to follow the two steps disclosed above constitutes a waiver of a shareholder's dissenters' rights.

     Subsequent to shareholder approval of the Amendment, the Company would be required under Arizona law to send to each of the shareholders who has perfected dissenters' rights in accordance with the steps disclosed above, written notice setting forth instructions for receipt of payment for their shares of common stock. Upon receipt of such notice, dissenting shareholders would become entitled to receive payment of their shares of common stock when they:

     -    demand payment;

     - certify that they have received their shares of common stock prior to date on which this Proxy Statement was first mailed to shareholders of the Company; and

     - deposit with the Company certificates representing their shares of common stock in accordance with the instructions set forth in the notice.

     A copy of Chapter 13 of the ABCA, the Arizona statutory provisions governing dissenters' rights, is attached as Appendix C to this Proxy Statement.

     The foregoing is only a summary of the rights of dissenting holders of common stock. Any holder of common stock who intends to dissent should carefully review the text of the Arizona statutory law set forth in Appendix C to this Proxy Statement and should consult with such holder's attorney. The failure of a shareholder to follow precisely the procedure summarized above and set forth in Appendix C of this Proxy Statement may result in the loss of dissenters' rights. No further notice of the events giving rise to appraisal rights or any steps associated therewith will be furnished to holders of common stock, except as indicated above or otherwise required by law.

                            DESCRIPTION OF SECURITIES

     The Company currently has 100,000,000 authorized shares of common stock, no par value, of which 10,000,000 shares are issued and outstanding as of the date of this Proxy Statement. In addition, the Company has 50,000,000 authorized but unissued and unreserved shares of preferred stock. Each share of outstanding common stock is entitled to one vote. Until the Amendment proposed herein is effected, shares of common stock have preemptive rights. The rights, preferences, privileges and limitations of the preferred stock have not been established, and no series of preferred stock have been established. The rights, preferences, privileges and limitations of the preferred stock, in one or more series, may be established by the Board without the approval of the holders of the common stock.

     Authorized but unissued common stock may be issued for such consideration as the Board determines to be adequate. Issuance of common stock could have a dilutive effect on current shareholders. Shareholders may or may not be given the opportunity to vote on the issuance of common stock, depending upon the nature of any such transactions, applicable law, the rules and policies of the national securities exchange on which the common stock is then trading, if any, and the judgment of the Board. Having a substantial number of authorized and unreserved shares of common stock and preferred stock could have the effect of making it more difficult for a third party to acquire a majority of the Company's outstanding voting stock. Management could use the additional shares to resist a takeover effort even if the terms of the takeover offer are favored by a majority of the independent shareholders. This could delay, defer, or prevent a change of control.

                         SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The table below contains information regarding the beneficial ownership of the Company's common stock, as of August 27, 2004, by (i) each shareholder who beneficially owns five percent or more of the Company's common stock, (ii) each director and executive officer of the Company and (iii) all directors and executive officers as a group.

                Name And Address Of                Amount And Nature Of
Title Of Class   Beneficial Owner                    Beneficial Owner        Percent Of Class
--------------   ----------------                    ----------------        ----------------
Common stock,   Miller Capital Corporation            5,162,613 shares            51.63%
no par value    4909 E McDowell Road
                Suite 100
                Phoenix, AZ 85008-4293

Common stock,   Tudor Investments LTD                 4,724,778 shares            47.25%
no par value    Profit Sharing Plan
                1411 North Third
                Phoenix, AZ 85004

Common stock,   Rudy R. Miller(1)                     5,162,613 shares            51.63%
no par value    President and Director
                Miller Capital Corporation
                4909 E McDowell Road
                Suite 100
                Phoenix, AZ 85008-4293

Common stock,   Ronald E. Warnicke(2)                 4,724,778 shares            47.25%
no par value    Vice President, Secretary and
                Director
                Miller Capital Corporation
                4909 E McDowell Road
                Suite 100
                Phoenix, AZ 85008-4293

Common stock,   Mary A. Nance                            25,000 shares             0.25%
no par value    Treasurer
                Miller Capital Corporation
                4909 E McDowell Road
                Suite 100
                Phoenix, AZ 85008-4293

Common stock,   All directors and executive           9,912,391 shares            99.12%
no par value    officers as a group

----------
(1) Shares held of record by Miller Capital Corporation and beneficially owned by Rudy R. Miller.
(2) Shares held of record by Tudor Investments LTD Profit Sharing Plan and beneficially owned by Ronald E. Warnicke.

                    SHAREHOLDERS' PROPOSALS AND OTHER MATTERS

     The date by which shareholder proposals must be received by the Company for inclusion in the proxy materials relating to the Company's next annual meeting of shareholders has not yet been determined. Shareholders intending to submit proposals for presentation at the Company's next annual meeting and inclusion in the proxy statement and form of proxy for such meeting, or to be timely (but not considered for inclusion in the Company's proxy statement), should forward such proposals to Mary A. Nance, Treasurer, at 4909 East McDowell Road, Suite 100, Phoenix, Arizona 85008-4293. Proposals should be sent to the Company by certified mail, return receipt requested, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

                             ADDITIONAL INFORMATION

     Additional information concerning Creative Vistas, Inc., including its Form 10-KSB statement, which has been filed with the SEC, may be accessed through the EDGAR archives, at www.sec.gov.

DATED: Phoenix, Arizona
       September 16, 2004


                                 BY ORDER OF THE BOARD OF DIRECTORS:


                                 /s/ Rudy R. Miller, President
                                 -----------------------------------

                                   APPENDIX A

                              CREATIVE VISTAS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CREATIVE VISTAS, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of Creative Vistas, Inc., an Arizona corporation (the "Company"), hereby appoints Rudy R. Miller or Ronald E. Warnicke, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held at 4909 East McDowell Road, Suite 100, Phoenix, Arizona 85008-4293, on September 27, 2004 at 9:00 a.m., Mountain Standard Time (MST), and at any adjournment(s) or postponement(s) thereof, and to vote all shares of the Company's common stock that the undersigned would be entitled to vote if then and there personally present, on the matter set forth below. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders, dated September 16, 2004, and revokes any proxy heretofore given with respect to such meeting.

1. APPROVAL OF THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO ELIMINATE SHAREHOLDER PREEMPTIVE RIGHTS

     [ ]     FOR           [ ]    AGAINST            [ ]     ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE AMENDMENT SET FORTH ABOVE.

                    Dated:  ______________, 2004

                    Please sign exactly as your name appears on the front of this Proxy Card. When shares are held in common or in joint tenancy, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                    SIGNATURES:
                    -----------------------------------------------------------
                    -----------------------------------------------------------
                    -----------------------------------------------------------

                    Please return in the enclosed, postage-paid envelope.

                    I Will ________  Will not ______ attend the Meeting.

                                   APPENDIX B

                            ARTICLES OF AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                              CREATIVE VISTAS, INC.

Pursuant to the provisions of Section 10-1001 of the Arizona Revised Statutes, the undersigned corporation (the "Company") adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the Company is: Creative Vistas, Inc.

2. Pursuant to Section 10-1003 of the Arizona Revised Statutes, the board of directors and the shareholders of the Company adopted the following amendment to its Articles of Incorporation:

     Article V, Preemptive Rights, is hereby amended by deleting such article in its entirety and replacing the deleted Article V with the following:

     The holders from time to time of the capital stock of the corporation shall not have any preemptive right to acquire the corporation's unissued shares of capital stock.

3. The amendment to the Articles of Incorporation was adopted by the shareholders of the Company at a meeting on September 27, 2004, in the manner prescribed by law.

4. The number of shares of common stock outstanding at the time of such adoption was 10,000,000 shares, and the number of shares of common stock entitled to vote on the amendment was 10,000,000 shares.

5. The number of shares of each class entitled to vote thereon as a class voted for or against such amendment, respectively, was:

           CLASS              NUMBER FOR            NUMBER AGAINST
        Common Stock

6. The number of shares of common stock cast for the amendment was sufficient for approval by that voting group.

     DATED: September 27, 2004

                                      CREATIVE VISTAS, INC.

                                      By:____________________________
                                         Rudy R. Miller, President
     ATTESTED

     By:_____________________________
        Ronald E. Warnicke, Secretary

                                   APPENDIX C

               CHAPTER 13 OF THE ARIZONA BUSINESS CORPORATION ACT

                               DISSENTERS' RIGHTS

                    ARTICLE I. DISSENT AND PAYMENT FOR SHARES

SS. 10--1301. DEFINITIONS

     In this article, unless the context otherwise requires:

     1. "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     2. "Corporation" means the issuer of the shares held by a dissenter before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

     3. "Dissenter" means a shareholder who is entitled to dissent from corporate action under ss. 10--1302 and who exercises that right when and in the manner required by article 2 of this chapter.

     4. "Fair value" with respect to a dissenter's shares means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion is inequitable.

     5. "Interest" means interest from the effective date of the corporate action until the date of payment at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under the circumstances.

     6. "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     7.   "Shareholder"   means  the  record   shareholder   or  the  beneficial
shareholder.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

SS. 10--1302. RIGHT TO DISSENT

     A. A shareholder is entitled to dissent from and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

     1. Consummation of a plan of merger to which the corporation is a party if either:

          (a) Shareholder approval is required for the merger by ss. 10--1103 or the articles of incorporation and if the shareholder is entitled to vote on the merger.

          (b) The corporation is a subsidiary that is merged with its parent under ss. 10--1104.

     2. Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

     3. Consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to a court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.

     4. An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it either:

          (a) Alters or abolishes a preferential right of the shares.

          (b) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares.

          (c) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities.

          (d) Excludes or limits the right of the shares to vote on any matter or to cumulate votes other than a limitation by dilution through issuance of shares or other securities with similar voting rights.

          (e) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under ss. 10--604.

     5. Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, the bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     B. A shareholder entitled to dissent and obtain payment for his shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     C. This section does not apply to the holders of shares of any class or series if the shares of the class or series are redeemable securities issued by a registered investment company as defined pursuant to the investment company act of 1940 (15 United States Code ss. 80a--l through 80a--64).

     D. Unless the articles of incorporation of the corporation provide otherwise, this section does not apply to the holders of shares of a class or series if the shares of the class or series were registered on a national securities exchange, were listed on the national market systems of the national association of securities dealers automated quotation system or were held of record by at least two thousand shareholders on the date fixed to determine the shareholders entitled to vote on the proposed corporate action.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

SS. 10--1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

     A. A record shareholder may assert dissenters' rights as to fewer than all of the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the record shareholder dissents and the record shareholder's other shares were registered in the names of different shareholders.

     B. A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if both:

     1. The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights.

     2. The beneficial shareholder does so with respect to all shares of which the beneficial shareholder is the beneficial shareholder or over which the beneficial shareholder has power to direct the vote.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

         ARTICLE 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

SS. 10--1320. NOTICE OF DISSENTERS' RIGHTS

     A. If proposed corporate action creating dissenters' rights under ss. 10--1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article.

     B. If corporate action creating dissenters' rights under ss. 10--1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and shall send them the dissenters' notice described in ss. 10--1322.

Added by Laws 1994, Ch. 223,ss.4, eff, Jan. 1, 1996.

SS. 10--1321. NOTICE OF INTENT TO DEMAND PAYMENT

     A. If proposed corporate action creating dissenters' rights under ss. 10--1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall both:

     1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated.

     2. Not vote the shares in favor of the proposed action.

     B. A shareholder who does not satisfy the requirements of subsection A of this section is not entitled to payment for the shares under this article.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

SS. 10--1322. DISSENTERS' NOTICE

     A. If proposed corporate action creating dissenters' rights under ss. 10--1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of ss. 10-- 1321.

     B. The dissenters' notice shall be sent no later than ten days after the corporate action is taken and shall:

     1. State where the payment demand must be sent and where and when certificates for certificated shares shall be deposited.

     2. Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received.

     3. Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and that requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date.

     4. Set a date by which the corporation must receive the payment demand, which date shall be at least thirty but not more than sixty days after the date the notice provided by subsection A of this section is delivered.

     5. Be accompanied by a copy of this article.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

SS. 10--1323. DUTY TO DEMAND PAYMENT

     A. A shareholder sent a dissenters' notice described in ss. 10--1322 shall demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to ss. 10--1322, subsection B, paragraph 3 and deposit the shareholder's certificates in accordance with the terms of the notice.

     B. A shareholder who demands payment and deposits the shareholder's certificates under subsection A of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     C. A shareholder who does not demand payment or does not deposit the shareholder's certificates if required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this article.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

SS. 10--1324. SHARE RESTRICTIONS

     A. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions are released under ss. 10--1326.

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     B. The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

SS. 10--1325. PAYMENT

     A. Except as provided in ss. 10--1327, as soon as the proposed corporate action is taken, or if such action is taken without a shareholder vote, on receipt of a payment demand, the corporation shall pay each dissenter who complied with ss. 10--1323 the amount the corporation estimates to be the fair value of the dissenter's shares plus accrued interest.

     B. The payment shall be accompanied by all of the following:

     1. The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year and the latest available interim financial statements, if any.

     2. A statement of the corporation's estimate of the fair value of the shares.

     3. An explanation of how the interest was calculated.

     4. A  statement  of the  dissenter's  right to  demand  payment  under  ss.
10--1328.

     5. A copy of this article.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

SS. 10--1326. FAILURE TO TAKE ACTION

     A. If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     B. If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under ss. 10--1322 and shall repeat the payment demand procedure.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

SS. 10--1327. AFTER-ACQUIRED SHARES

     A. A corporation may elect to withhold payment required by ss. 10--1325 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     B. To the extent the corporation elects to withhold payment under subsection A of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its

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estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenters' right to demand payment under ss. 10--1328.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

SS. 10--1328. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER

     A. A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due and either demand payment of the dissenter's estimate, less any payment under ss. 10--1325, or reject the corporation's offer under ss. 10--1327 and demand payment of the fair value of the dissenter's shares and interest due, if either:

     1. The dissenter believes that the amount paid under ss. 10--1325 or offered under ss. 10--1327 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated.

     2. The corporation fails to make payment under ss. 10--1325 within sixty days after the date set for demanding payment.

     3. The corporation, having failed to take the proposed action, does not return the deposited certificates or does not release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

     B. A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection A of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

             ARTICLE 3. JUDICIAL APPRAISAL OF SHARES

SS. 10--1330. COURT ACTION

     A. If a demand for payment under ss. 10--1328 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and shall petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     B. The corporation shall commence the proceeding in the court in the county where a corporation's principal office or, if none in this state, its known place of business is located. If the corporation is a foreign corporation without a known place of business in this state, it shall commence the proceeding in the county in this state where the known place of business of the domestic corporation was located.

     C. The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by certified mail or by publication as provided by law or by the Arizona rules of civil procedure.

     D. The jurisdiction of the court in which the proceeding is commenced under subsection B of this section is plenary and exclusive. There is no right to trial by jury in any proceeding brought under this section. The court may appoint a master to have the powers and authorities as are conferred on masters by law, by the Arizona rules of civil procedure or by the order of appointment. The master's report is subject to exceptions to be heard before the court, both on the law and the facts. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     E. Each dissenter made a party to the proceeding is entitled to judgment either:

     1. For the amount, if any, by which the court finds the fair value of his shares plus interest exceeds the amount paid by the corporation.

     2.  For  the  fair  value  plus   accrued   interest  of  the   dissenter's
after-acquired shares for which the corporation elected to withhold payment under ss. 10-- 1327.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

SS. 10--1331. COURT COSTS AND ATTORNEY FEES

     A. The court in an appraisal proceeding commenced under ss. 10--1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of any master appointed by the court. The court shall assess the costs against the corporation, except that the court shall assess costs against all or some of the dissenters to the extent the court finds that the fair value does not materially exceed the amount offered by the corporation pursuant to ss. 10-- 1325 and 10--1327 or that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under ss. 10--1328.

     B. The court may also assess the fees and expenses of attorneys and experts for the respective parties in amounts the court finds equitable either:

     1. Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of article 2 of this chapter.

     2. Against the dissenter and in favor of the corporation if the court finds that the fair value does not materially exceed the amount offered by the corporation pursuant to ss. 10--1325 and 10--1327.

     3. Against either the corporation or a dissenter in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

     C. If the court finds that the services of an attorney for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

Added by Laws 1994, Ch. 223,ss.4, eff. Jan. 1, 1996.

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